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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2004 through November 30, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    FLOATING
                                      RATE
                                      TRUST




                                     Annual
                                     Report


                                    11/30/05


                                 [Logo] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Portfolio Summary                                                              2

Prices and Distributions                                                       3

Performance Update                                                             4

Portfolio Management Discussion                                                5

Schedule of Investments                                                        9

Financial Statements                                                          26

Financial Highlights                                                          29

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       40

Factors Considered by the Independent Trustees in Approving

the Management Contract                                                       45

Trustees, Officers and Service Providers                                      51

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The economy remains strong. Third quarter profits, coming in well above 10% year-over-year, were surprising in light of the serious economic challenges that developed over the last three months. The vexing economic questions that arose from 2005's disastrous hurricane season began to resolve themselves by late fall, allowing prices for oil and gasoline to retreat from their storm-induced peaks, as Gulf Coast facilities began to come back on line. The Federal Reserve Board continued to raise interest rates, and business activity remained strong, despite storm-related dislocations.

Even with moderating energy prices, businesses and households in colder areas of the country face uncomfortably large bills for heat and utilities for the coming winter while ravaged energy production facilities are refurbished. The national savings rate stands near zero, leaving many households ill prepared for hefty gasoline and heating costs.

However, costly energy and higher interest rates have not slowed the economy to date. American consumers, whose outlays are key to the economy's direction, are notably resilient. Consumer confidence rebounded in November after a post-hurricane lag, according to the University of Michigan. Furthermore, hiring trends are fairly positive and recent readings of leading economic indicators by the Conference Board have shown an upward bias.

The U.S. has enjoyed ten straight quarters of expansion at an annualized rate of 3% or better. Barring surprises, we expect continued, though possibly slower, growth in the period ahead. For appropriate investors, carefully selected high-quality equity and bond mutual funds still have the potential to deliver solid results even in a slow-growth environment. With that in mind, our global investment experts are well positioned to seek attractive opportunities around the world.

Investing for income with Pioneer

Pioneer offers a diverse range of products with different risk/reward profiles designed to help investors pursue a variety of goals. If income is important to you, Pioneer's broad selection of bond funds and equity products that have a meaningful income component and may improve your overall allocation. Our variety of income funds are actively managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Please consider a trust's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/05

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Senior Secured Loans                                                       92.0%
Corporate Bonds                                                             4.2%
Temporary Cash Investment                                                   3.7%
Warrants                                                                    0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

BBB                                                                         1.3%
BB                                                                          8.5%
B                                                                          60.4%
CCC                                                                        10.9%
D                                                                           1.3%
NR                                                                         13.9%
Cash Equivalents                                                            3.7%

The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.    Home Interiors & Gifts, Inc., Initial Term Loan, 9.09%, 3/31/11             2.08%
 2.    Charter Communications Operating, LLC, Tranche B Term Loan,
          7.42%-7.50%, 4/7/11                                                      1.75
 3.    Blockbuster, Inc., Tranche B Term Loan, 6.58%-7.54%, 8/20/11                1.64
 4.    NTL Investment Holdings, Ltd., Sub-Tranche B2 Loan, 7.14%, 4/14/12          1.33
 5.    Merisant Co., Tranche B Term Loan, 7.49%, 1/11/10                           1.18
 6.    ALM Media Holdings, Inc., First Lien Term Loan, 6.52%, 3/5/10               1.13
 7.    Reliant Energy, Inc., Term Loan, 6.09%-6.92%, 4/30/10                       1.10
 8.    Loy Yang Power Projects Pty, Ltd., Second Lien Term Loan, 5.0%, 5/12/15     1.08
 9.    Iesy Hessen GmbH & Co. KG, Term Loan, 5.38%, 6/24/14                        1.05
10.    SunGard Data Systems, Inc. (Solar Capital Corp), U.S. Term Loan,
          6.68%-6.81%, 2/11/13                                                     1.04

This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Common Share                11/30/05        12/23/04
                                 $17.14          $20.00

Net Asset Value
per Common Share                11/30/05        12/23/04
                                 $19.08          $19.06

Distributions                    Net
per Common Share              Investment        Short-Term         Long-Term
(12/23/04 - 11/30/05)           Income        Capital Gains      Capital Gains
                               $0.9198            $ -                $ -

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/05
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the CSFB Leveraged Loan Index.

Cumulative Total Returns
(As of November 30, 2005)
                                 Net Asset       Market
Period                          Value (NAV)      Price
Life-of-Trust
(12/23/04)                         5.40%         -9.76%

4-Dec            10000            10000
5-Nov             9023            10516

--------------------------------

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value "NAV", due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparison begins on 12/31/04. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. As of March 30, 2001, the Index included $148 billion in tradable term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/05
--------------------------------------------------------------------------------

This annual report for Pioneer Floating Rate Trust covers the period since the Trust's inception on December 23, 2004 through November 30, 2005. In the report, portfolio managers Mark Okada and Joseph Dougherty of Highland Capital Management discuss the investment process, strategy and outlook.

Q:   How did the Trust perform during the period?

A: Since inception on December 23, 2004 through November 30, 2005, Pioneer Floating Rate Trust posted a total return of 5.40% at net asset value and -9.76% at market price, after underwriting fees of 4.50%. The Trust's benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned 5.16% since the beginning of 2005. The Trust slightly underperformed the benchmark due to the costs associated with the issuance of the preferred shares. At the end of November, the Trust was selling at a discount of market price to net asset value of -10.17%.

     From the end of December 2004 through November 2005, the federal funds target rate rose 175 basis points to 4.00%. (A basis point is 0.01%.) During this same period the yield on the three-month London Interbank Offered Rate (LIBOR) rose from 2.56% to 4.42%. LIBOR is the rate of interest at which banks borrow funds from other banks, in marketable size, in the London Interbank market.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal strategies used in managing the Trust?

A: Our strategies are driven by our philosophy that fundamental research and a disciplined buy/sell process can produce strong long-term results. Because we have one of the largest investment teams in the senior secured loan market, we are able to monitor closely every asset in the Trust as well as keep an eye on assets that we may want to add in the future. Our large investment team allows us to focus on middle-market and upper middle-market companies. This widespread emphasis has resulted in a diversified port-

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/05                           (continued)
--------------------------------------------------------------------------------

     folio, and we continue to seek investment opportunities in senior secured loans that might not be widely syndicated to the market.

     In managing the Trust, we stay fully invested, using excess cash to buy new issue loans. Our large size provides us with an opportunity to obtain better allocations in the new issue market. Staying fully invested helps us earn a rate that is higher than LIBOR, instead of earning only the interest rate currently paid on cash balances.

     We also take advantage of second liens and select bonds to enhance the yield on the Trust. We understand the risk inherent in second liens and closely monitor these investments. From a risk/reward perspective, we believe we can increase the Trust's yield without taking on too much added risk.

Q: What was the investment environment like for senior loans during the period?

A: The leveraged-loan markets were strong performers during the 12 months ended November 30, 2005. Supply was greater than in 2004, as leveraged loan volume, according to Standard & Poor's/ Leveraged Commentary & Data, increased from approximately $246 million to approximately $282 million. The 12-month dollar-denominated default rate was up slightly to 1.65% on September 30, 2005, versus 1.39% on June 30, 2005, according to the Altman High Yield Bond Default and Return Report. This default rate is well below the historical average of about 2.50%, according to Credit Suisse First Boston.

     Spreads on loans, as tracked by the CSFB Leveraged Loan Index, tightened during the fiscal year from 293 basis points to 258 basis points. However, the tightening in spreads was offset by a significant increase in LIBOR. From November 30, 2004 through November 30, 2005, the three-month LIBOR rose from 2.41% to 4.42%. As a result, the weighted average coupon on leveraged loans, as tracked by the CSFB Leveraged Loan index, rose from 5.11% to 6.81% for the same period.

Q:   How is the Trust currently positioned?

A: Approximately 96.0% of the Trust is invested in loans and about 4.0% is in bonds. About 11.5% is in second lien loans. The Trust is well diversified with approximately 199 borrowers represented in the portfolio. Examples of some of our core positions include: Home Interiors & Gifts, a manufacturer and distributor of home

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     decorative accessories; Charter Communications Operating, which offers cable television programming, Internet access, broadband cable services, and telephone services; and Blockbuster, which rents, sells and trades entertainment-related merchandise. The cable, utilities and retail industries account for some of the larger industries in the portfolio. We believe these industries offer attractive risk/return prospects.

Q: In September the monthly dividend rose to $0.115 per share. What's behind the increase?

A: Two factors were instrumental in boosting the dividend. First, we were able to increase the Trust's weighted-average spread from approximately 327 basis points at the beginning of June to approximately 368 basis points at the end of November. Second, as noted above, LIBOR rose during the period.

Q:   What is your outlook?

A: We think the leveraged loan market will continue to perform well in 2006. The Federal Reserve raised rates to 4.00% in November, which we believe continues to be accommodative. (On December 13, 2005, the Fed raised the target rate another 25 basis points to 4.25%.) While we believe defaults may rise slightly, they should remain below the historical average. Loan volume reached a record $23 billion during November 2005, according to Standard and Poor's loan statistics, and is expected to remain strong at least over the short term. Our view is that the economy is improving, and we do not expect any Fed easing in the near future. Information regarding the Trust's principal investment risks is contained in the Trust's prospectus(es). Please refer to those documents when considering the Trust's risks.

     Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

     When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. The floating rate feature of the Trust means that the Trust will not experience capital appreciation in a declining interest rate environment. Investments in the Trust are subject to

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/05                           (continued)
--------------------------------------------------------------------------------

     possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

     The Trust may use leverage through the issuance of preferred shares with an aggregate liquidation preference of up to 33 1/3% of the Trust's total assets after such issuance. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

     The Trust is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Trust's losses from adverse events affecting a particular issuer.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05
--------------------------------------------------------------------------------

 Principal       S&P/Moody's
 Amount          Ratings
 USD ($)         (unaudited)                                                                 Value
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS - 139.8% of Net Assets*
                               Aerospace & Defense - 5.4%
   3,473,750     B-/B2         American Airlines, Inc., Term Loan,
                                 8.12% - 8.67%, 12/17/10                             $   3,523,251
   4,000,000     B-/B3         DeCrane Aircraft Holdings, Inc., First Lien Term
                                 Loan, 8.42413%, 3/31/08                                 4,030,000
   4,975,000     B+/B2         DynCorp International, LLC (Di Finance),
                                 Term Loan, 6.6875% - 6.8125%, 2/11/11                   4,995,731
   1,452,632     B+/B1         Hunter Defense Holdings, Inc., Term Loan B,
                                 7.1875% - 9.0%, 3/10/11                                 1,461,711
   2,970,000     D/Caa1        Northwest Airlines Corp., Tranche B
                                 Term Loan, 10.57%, 11/23/10 (a)                         3,021,233
   4,937,550     NR/Ba2        United Airlines, Inc., DIP New Tranche B
                                 Term Loan, 8.62%, 3/31/06                               4,994,125
   3,000,000     B+/Ba3        Vought Aircraft Industries, Inc., Tranche B
                                 Letter of Credit Deposit Loan,
                                 5.84%, 12/22/10                                         3,028,437
                                                                                     -------------
                                                                                     $  25,054,488
                                                                                     -------------
                               Broadcasting - 1.8%
   2,500,000     B/B2          Enterprise NewsMedia, LLC, Term Loan,
                                 7.20%, 6/30/12                                      $   2,503,437
     982,556     NR/B1         NEP Supershooters, L.P., First Lien Term A Loan,
                                 8.02% - 8.26%, 2/3/11                                     994,838
   1,488,750     NR/B1         NEP Supershooters, L.P., First Lien Term B Loan,
                                 7.52%, 1/31/11                                          1,507,359
EURO 500,000     BB/NR         TDF SA, Facility Term Loan B,
                                 4.416%, 3/11/13                                           597,093
EURO 500,000     BB/NR         TDF SA, Facility Term Loan D,
                                 5.791%, 3/11/15                                           599,793
   1,995,000     B-/B1         Young Broadcasting, Inc., Term Loan,
                                 6.3125% - 6.5625%, 11/3/12                              2,011,209
                                                                                     -------------
                                                                                     $   8,213,729
                                                                                     -------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal       S&P/Moody's
 Amount          Ratings
 USD ($)         (unaudited)                                                                 Value
                               Cable - 13.6%
     2,994,976   NR/Ba2        Adelphia Communications, Tranche B DIP Term
                                 Loan, 6.3125%, 3/31/06                              $   3,009,951
     6,500,000   NR/Ba2        Century Cable Holdings, LLC, Discretionary
                                 Term Loan, 9.0%, 12/31/09                               6,392,750
     2,000,000   NR/Ba2        Century Cable Holdings, LLC, Term Loan,
                                 9.0%, 6/30/09                                           1,968,928
    11,832,709   CCC+/B2       Charter Communications Operating, LLC,
                                 Tranche B Term Loan,
                                 7.42% - 7.50%, 4/7/11                                  11,868,301
EURO 3,000,000   NR/NR         Iesy Hessen GmbH & Co. KG, Term Loan B,
                                 4.883%, 2/14/13                                         3,548,189
EURO 6,000,000   NR/NR         Iesy Hessen GmbH & Co. KG, Term Loan C,
                                 5.383%, 6/24/14                                         7,130,642
       705,963   B-/B3         Knology, Inc., First Lien Term Loan,
                                 9.52038% - 9.74313%, 6/29/10                              723,612
     4,020,686   B-/Caa2       Knology, Inc., Second Lien Term Loan,
                                 13.68%, 6/29/11                                         4,141,307
     9,000,000   B+/B1         NTL Investment Holdings, Ltd., Sub-Tranche
                                 B2 Loan, 7.14%, 4/14/12                                 9,045,747
     5,000,000   NR/NR         Olympus Cable Holdings, LLC, Term Loan A,
                                 8.25%, 6/30/10                                          4,916,965
     1,133,333   BB-/B1        Telewest Communications Networks, Ltd.,
                                 Facility Term Loan B, 6.1511%, 11/30/12                 1,133,206
       866,667   BB-/B1        Telewest Communications Networks, Ltd.,
                                 Facility Term Loan C, 6.9011%, 11/30/13                   869,017
     2,000,000   B/B1          UPC Broadband Holding B.V., Facility Loan H2,
                                 6.5544%, 9/30/12                                        2,018,572
     1,989,924   CCC+/B2       WideOpenWest Finance, LLC, Additional Term
                                 Loan B, 7.03% - 7.41%, 6/22/11                          2,007,336
     4,421,363   CCC+/B2       WideOpenWest Finance, LLC, Term Loan B,
                                 6.77% - 7.31%, 6/22/11                                  4,460,050
                                                                                     -------------
                                                                                     $  63,234,573
                                                                                     -------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    S&P/Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                              Value
                            Chemicals - 2.4%
   83,333     B+/NR         Basell BV, Facility USD Term Loan B4,
                              2.5%, 8/1/13                                     $      84,047
   83,333     B+/NR         Basell BV, Facility USD Term Loan C4,
                              3.0%, 8/1/14                                            84,349
  416,667     B+/Ba3        Basell USA, Inc., Facility Term Loan B2,
                              2.5%, 8/1/13                                           424,023
  416,667     B+/Ba3        Basell USA, Inc., Facility Term Loan C2,
                              3.0%, 8/1/14                                           424,023
3,220,241     B+/B1         Celanese Holdings, LLC (BCP Caylux), Term
                              Loan B, 6.3125%, 4/6/11                              3,249,223
1,946,243     BB-/Ba3       Huntsman International, LLC, Term Dollar
                              Loan B, 5.89%, 8/16/12                               1,956,583
  852,294     BB/Ba3        Invista Canada Co., Tranche B-2 Term Loan,
                              6.3125%, 4/29/11                                       866,677
1,983,379     BB/Ba3        Invista S.a.r.l., Tranche B-1 Term Loan,
                              6.3125%, 4/29/11                                     2,016,849
1,990,000     B+/B1         PQ Corp., Term Loan,
                              6.0625% - 6.3125%, 2/11/12                           2,005,548
                                                                               -------------
                                                                               $  11,111,322
                                                                               -------------
                            Consumer - Durables - 0.5%
1,000,000     B+/B3         Fender Musical Instruments Corp., Second
                              Lien Term Loan, 8.72%, 9/30/12                   $   1,007,500
1,259,259     B/B1          Playpower, Inc., Dollar Term Loan,
                              7.08%, 12/18/09                                      1,276,574
                                                                               -------------
                                                                               $   2,284,074
                                                                               -------------
                            Consumer - Non-Durables - 4.8%
1,985,000     B/B2          American Safety Razor Co., Tranche B Loan,
                              7.15%, 2/28/12                                   $   2,014,775
2,727,000     B-/B2         Camelbak Products, LLC, First Lien Term Loan,
                              7.29% - 7.38%, 8/4/11                                2,703,139
1,000,000     B-/B3         Camelbak Products, LLC, Second Lien Term
                              Loan, 10.54%, 2/4/12                                   993,750
4,219,375     B/B3          CEI Holdings, Inc. (Cosmetic Essence), First
                              Lien Term Loan, 6.62% - 8.25%, 12/3/10               4,113,891
2,823,529     B+/Ba2        Eastman Kodak Co., Term B-1 Advance Loan,
                              6.32% - 6.61%, 10/18/12                              2,820,884
  900,000     BB/Ba1        Herbalife International, Inc., Term Loan,
                              5.88% - 5.97%, 12/21/10                                907,032

The accompanying notes are an integral part of these financial statements.   11

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                              Value

                              Consumer - Non-Durables (continued)
2,000,000       B/B3          MD Beauty, Inc., Second Lien Term Loan,
                                12.5%, 2/18/13                                   $   2,010,000
  997,500       BB-/Ba3       Mega Bloks, Inc., Facility Term Loan B,
                                5.625% - 7.75%, 7/31/12                              1,004,981
1,975,800       B+/B1         Polaroid Corp., Term Loan, 10.81%, 4/27/11           1,980,740
1,750,000       B-/B3         Revlon Consumer Products Corp., Term Loan,
                                9.92% - 10.33%, 7/9/10                               1,805,508
1,900,000       NR/B1         Visant Corp., Tranche C Term Loan,
                                5.94% - 6.18813%, 10/4/11                            1,928,796
                                                                                 -------------
                                                                                 $  22,283,496
                                                                                 -------------
                              Diversified Media - 3.3%
7,711,250       CCC/B3        ALM Media Holdings, Inc., First Lien Term
                                Loan, 6.52038%, 3/5/10                           $   7,717,673
5,000,000       B/Ba3         MGM Holdings II, Inc./LOC Acquisition Co.,
                                Tranche B Term Loan, 5.74%, 4/8/12                   5,037,215
2,000,000       B/B3          New Publishing Acquisition, Inc., Second Lien
                                Term Loan, 10.4%, 2/5/13                             1,803,334
  995,000       B/B2          North American Membership Group, Inc.,
                                First Lien Tranche B Term Loan,
                                7.27038%, 5/19/11                                      999,975
                                                                                 -------------
                                                                                 $  15,558,197
                                                                                 -------------
                              Energy - 7.0%
4,975,000       B-/B3         ATP Oil & Gas Corp., Term Loan,
                                9.29% - 9.84188%, 4/14/10                        $   5,136,687
3,000,000       B/B2          Cheniere LNG Holdings, LLC, Term Loan,
                                6.77038% - 6.95%, 8/30/12                            3,024,375
2,000,000       B+/B3         Coffeyville Resources, LLC, Second Lien Term
                                Loan, 10.8125%, 7/8/11                               2,072,500
1,000,000       B/Ba3         Energy Transfer Co., L.P., Term Loan,
                                6.8125%, 6/16/08                                     1,005,313
3,000,000       NR/NR         Exco Holdings II, Inc., Term Loan,
                                10.0%, 7/3/06 (e)                                    2,977,500
4,289,308       B+/NR         Ferrell Companies, Inc., Term Loan,
                                7.38563% - 9.5%, 12/17/11                            4,401,902
3,000,000       NR/B2         Hawkeye Renewables, LLC, Term Loan,
                                6.925%, 1/31/12                                      2,985,000
5,790,000       BBB+/Ba3      Mainline, L.P., Term Loan, 6.295%, 12/17/11            5,876,850

12    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                              Value

                              Energy (continued)
2,757,500       NR/B1         NSG Holdings II, LLC, Initial Term Loan,
                                7.02038%, 12/13/11                               $   2,794,555
1,985,000       B+/B1         Regency Gas Services, LLC, Additional Term
                                Loan, 6.78%, 6/1/10                                  2,004,850
  371,911       B/Ba3         SemCrude, L.P., U.S. Term Loan,
                                6.12125% - 7.75%, 3/16/11                              376,560
                                                                                 -------------
                                                                                 $  32,656,092
                                                                                 -------------
                              Financial - 1.3%
2,000,000       B/B3          ARG Holdings, Inc. (Alliant Resources Group),
                                Second Lien Term Loan,
                                11.47%, 11/30/12                                 $   2,030,000
2,000,000       B-/B2         FleetCor Technologies Operating
                                Co., LLC, Term Loan,
                                7.58813% - 7.75219%, 6/30/11                         1,997,500
1,000,000       B+/B1         HMSC Corp., First Lien Term Loan,
                                6.87125%, 11/16/11                                   1,012,500
1,000,000       B+/B1         Mitchell International, Inc., Term Loan,
                                6.15%, 8/15/11                                       1,011,563
                                                                                 -------------
                                                                                 $   6,051,563
                                                                                 -------------
                              Food & Drug - 2.9%
4,866,539       B+/B2         Jean Coutu Group (PJC), Inc., Term Loan B,
                                6.375% - 6.5%, 7/30/11                           $   4,903,798
  997,500       B/B2          Sturm Foods, Inc., First Lien Term Loan,
                                6.8125%, 5/26/11                                     1,004,981
4,500,000       B/B3          Sturm Foods, Inc., Second Lien Term Loan,
                                10.6875%, 5/26/12                                    4,567,500
1,995,000       B/B2          Vitaquest International, LLC, First Lien Term
                                Loan, 7.6225% - 9.25%, 3/17/11                       1,971,309
1,000,000       B/Caa1        Vitaquest International, LLC, Second Lien
                                Term Loan, 11.2475%, 3/7/12                            945,000
                                                                                 -------------
                                                                                 $  13,392,588
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal    S&P/Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                             Value

                            Food & Tobacco - 8.6%
  997,500     B+/B1         AFC Enterprises, Inc., Tranche B Term Loan,
                              6.3125%, 5/11/11                                $   1,009,969
2,842,500     B/B2          Captain D's, LLC, First Lien Term Loan,
                              7.84%, 12/27/10                                     2,885,137
3,860,909     B+/B1         Carrols Corp., Term Loan B,
                              6.5625%, 12/31/10                                   3,921,838
2,157,229     B+/Ba3        Commonwealth Brands, Inc., Incremental Term
                              Loan, 7.125%, 8/28/07                               2,157,229
6,051,336     CCC+/Caa3     DS Water Enterprises, L.P., Term Loan,
                              8.72%, 11/7/09                                      5,786,590
  600,000     NR/B3         Krispy Kreme Doughnut Corp., Second Lien
                              Tranche A Credit-Linked Deposit Loan,
                              4.14313%, 4/1/10                                      600,000
2,388,000     NR/Caa1       Krispy Kreme Doughnut Corp., Second Lien
                              Tranche B Loan, 10.11813%, 4/1/10                   2,388,000
8,094,754     CCC+/B2       Merisant Co., Tranche B Term Loan,
                              7.49313%, 1/11/10                                   7,993,570
2,000,000     BB-/B3        National Distributing Co., Inc., Second Lien
                              Term Loan, 10.56%, 6/1/10                           2,005,000
2,859,167     B/B1          PBM Products, LLC, Term Loan B,
                              7.09% - 7.17%, 7/18/11                              2,873,463
4,283,426     B+/B1         Pinnacle Foods Group, Inc., Term Loan,
                              6.37% - 7.31%, 11/25/10                             4,343,394
2,000,000     B/NR          Real Mex Restaurants, Inc, Term Loan,
                              13.37%, 12/31/08                                    2,040,000
2,000,000     BB/Ba3        Trustreet Properties, Inc., Term Loan,
                              6.08875%, 4/8/10                                    2,020,000
                                                                              -------------
                                                                              $  40,024,190
                                                                              -------------
                            Forest Products - 1.5%
1,496,250     B+/B1         Berry Plastics Corp., Term Loan,
                              6.105%, 12/2/11                                 $   1,515,264
2,481,250     B/B2          Graham Packaging Co., L.P., Term Loan B,
                              6.0% - 6.625%, 10/7/11                              2,517,112
2,977,330     B/B2          U.S. Can Corp., Term Loan B,
                              7.65% - 9.75%, 1/10/10                              2,999,660
                                                                              -------------
                                                                              $   7,032,036
                                                                              -------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                               Value

                              Gaming & Leisure - 10.2%
1,085,000       B/NR          BRE/ESA Mezz5, LLC, Mezzanine D Term
                                Loan, 7.0%, 7/11/08                               $   1,079,575
5,915,000       B/NR          BRE/Homestead Mezz4, LLC, Mezzanine D
                                Term Loan, 7.0%, 7/11/08                              5,885,425
1,995,750       B+/B1         CCM Merger, Inc. (Motor City Casino), Term B
                                Loan, 5.84063% - 6.09%, 7/21/12                       2,012,215
3,000,000       CCC-/NR       CNL Hotel Del Partners, L.P., First Mezzanine
                                Loan, 5.83%, 2/9/08                                   3,007,500
  600,000       B-/NR         Fontainebleu Florida Hotel, LLC, Tranche A
                                Term Loan, 7.09%, 5/11/08                               600,000
  400,000       B-/NR         Fontainebleu Florida Hotel, LLC, Tranche B
                                Term Loan, 7.09%, 5/11/08                               400,000
1,500,000       B-/B1         Kuilima Resort Co. (Turtle Bay), First Lien
                                Term Loan, 6.97%, 9/30/10                             1,515,000
3,613,972       B/B2          Lake at Las Vegas Joint Venture, First
                                LienTerm Loan, 6.59063% - 7.0463%, 11/1/09            3,650,112
6,880,859       B-/B3         OpBiz, LLC, New Term Loan A,
                                5.30488%, 8/31/10                                     6,888,386
   17,221       B-/B3         OpBiz, LLC, New Term Loan B,
                                8.05488%, 8/31/10                                        17,245
1,000,000       B/B1          Pivotal Promontory, LLC, First Lien Term Loan,
                                6.97%, 8/31/10                                        1,002,500
5,000,000       B/B3          Resorts International Holdings, LLC, Second
                                Lien Term Loan, 9.42%, 4/26/13                        4,887,500
3,953,649       B/B2          Resorts International Holdings, LLC, Term
                                Loan B, 6.53%, 4/26/12                                3,980,336
3,198,492       B-/B1         Six Flags Theme Parks, Inc., Tranche B Term
                                Loan, 6.5% - 6.84%, 6/30/09                           3,238,473
  997,500       B/B2          Trump Entertainment Resorts Holdings, L.P.,
                                Term Loan B-1, 5.93% - 6.14%, 5/20/12                 1,007,475
6,000,000       B+/B2         Wynn Las Vegas, LLC, Term Loan,
                                6.195%, 12/14/11                                      6,073,752
1,991,467       B+/B1         Yellowstone Mountain Club, LLC, Loan,
                                6.595%, 9/30/10                                       1,998,935
                                                                                  -------------
                                                                                  $  47,244,429
                                                                                  -------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                                Value

                              Healthcare - 10.3%
  2,000,000     B+/B2         Accellent, Inc., Term Loan,
                                6.393%, 11/22/12                                   $   2,019,376
  2,025,289     B/B1          Aircast, LLC, First Lien Term Loan,
                                6.511%, 12/7/10                                        2,041,744
  5,427,724     B+/B1         Alliance Imaging, Inc., Tranche C1 Term Loan,
                                6.125% - 6.5%, 12/29/11                                5,481,155
  2,977,500     B+/B2         AMR HoldCo, Inc. EmCare HoldCo, Inc., Term
                                Loan, 6.35% - 6.78%, 2/10/12                           3,008,207
  1,000,000     B/B3          Capella Healthcare, Inc., First Lien Term Loan,
                                7.078%, 11/30/12                                       1,010,000
  3,000,000     BB-/B1        DaVita, Inc., Tranche B Term Loan,
                                6.35% - 6.64%, 10/5/12                                 3,046,041
  5,000,000     B/Caa1        FHC Health Systems, Inc., Third Lien Term
                                Loan, 12.87%, 2/9/11                                   5,075,000
  3,030,976     B/B2          Hanger Orthopedic Group, Inc., Tranche B
                                Term Loan, 7.75%, 9/30/09                              3,070,757
  1,950,000     BB/B1         Healthcare Partners, LLC, Term Loan,
                                5.82%, 3/2/11                                          1,966,454
  3,927,656     NR/NR         HealthSouth Corp., Term Loan,
                                6.53%, 3/21/10                                         3,950,362
  1,062,500     NR/NR         HealthSouth Corp., Tranche B Letter of Credit
                                Loan, 5.6%, 3/21/10                                    1,068,642
  2,000,000     B/B2          QTC Acquisition, Inc., First Lien Term Loan,
                                2.75%, 11/10/12                                        2,017,500
  2,487,500     NR/NR         Reliant Pharmaceuticals, Inc., First Lien Term
                                Loan, 13.52038% - 13.63%, 6/30/08                      2,462,625
  2,000,000     B/NR          Renal Advantage, Inc., Tranche B Term Loan,
                                6.61%, 10/6/12                                         2,023,126
  1,995,000     B/B1          Skilled Healthcare Group, Inc., First Lien Term
                                Loan, 6.8% - 6.865%, 6/15/12                           2,015,574
  3,000,000     B/Caa1        Skilled Healthcare Group, Inc., Second Lien
                                Term Loan, 11.53%, 12/15/12                            3,084,999
  2,000,000     B/Caa1        Triumph HealthCare Second Holdings, LLC,
                                Second Lien Term Loan, 14.50%, 8/31/12                 2,000,834
  1,629,542     B/B2          Warner Chilcott Co., Inc., Tranche B
                                Acquisition Date Term Loan,
                                6.77038% - 7.01063%, 1/18/12                           1,630,416

16    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal    S&P/Moody's
 Amount       Ratings
 USD ($)      (unaudited)                                                                  Value

                            Healthcare (continued)
  656,626     B/B2          Warner Chilcott Corp., Tranche C Acquisition
                              Date Term Loan, 6.77038%, 1/18/12                    $     656,978
  303,343     B/B2          Warner Chilcott Holdings Co. III, Ltd.,
                              Tranche D Acquisition Date Term Loan,
                              6.77038%, 1/18/12                                          303,505
                                                                                   -------------
                                                                                   $  47,933,295
                                                                                   -------------
                            Housing - 7.2%
3,990,000     B/B2          Associated Materials, Inc., Term Loan,
                              5.89% - 6.84%, 8/29/10                               $   4,009,950
3,868,874     CCC+/B2       Atrium Companies, Inc., Term Loan,
                              7.78% - 8.03%, 12/28/11                                  3,868,069
2,500,000     BB/Ba3        BioMed Realty, L.P., Senior Secured Term
                              Loan, 6.33875%, 5/31/10                                  2,506,250
  866,667     B+/B1         Builders FirstSource, Inc., Term Loan,
                              6.19%, 8/11/11                                             873,528
2,857,131     B/B1          Custom Building Products, Inc., First Lien Term
                              Loan, 6.27038%, 10/20/11                                 2,882,131
1,000,000     B/B3          Custom Building Products, Inc., Second Lien
                              Term Loan, 9.02038%, 4/20/12                               994,688
1,485,000     B+/B1         Desa, LLC, Term Loan,
                              8.88563% - 10.75%, 11/26/11                              1,466,438
1,866,467     B/B2          LNR Property Corp., Tranche A Term Loan,
                              7.09%, 2/3/08                                            1,878,132
5,879,820     B/B2          LNR Property Corp., Tranche B Term Loan,
                              7.09% - 7.26%, 2/3/08                                    5,916,569
5,000,000     BB-/Ba3       TWLDC Holdings, L.P., Mezzanine Loan,
                              8.34%, 11/30/07                                          5,075,000
4,000,000     BB-/Ba3       Woodlands Commercial Properties Co., L.P.,
                              Bridge Loan, 7.19%, 2/28/06                              4,030,000
                                                                                   -------------
                                                                                   $  33,500,755
                                                                                   -------------
                            Information Technology - 9.6%
  950,000     B+/B2         ACI Billing Services, Inc., First Lien Term Loan,
                              7.0% - 9.0%, 4/27/10                                 $     954,750
  995,000     B+/Caa1       ACI Billing Services, Inc., Second Lien Term
                              Loan, 11.8125%, 4/27/11                                  1,019,875
2,000,000     B/Caa2        ClientLogic Corp., Second Lien Term Loan,
                              12.8125% - 13.125%, 9/1/12                               2,020,000

The accompanying notes are an integral part of these financial statements.   17

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                              Value

                              Information Technology (continued)
3,000,000       B/Caa2        Corel Corp., Second Lien Term Loan,
                                12.19375%, 8/15/10                               $   3,015,000
3,850,968       B+/B2         Data Transmissions Network Corp.,
                                Tranche B Term Loan,
                                6.51563% - 6.60875%, 3/17/12                         3,889,477
4,000,000       B/B2          GXS Worldwide, Inc., First Lien Term Loan,
                                8.9% - 9.43%, 7/29/11                                3,950,000
2,000,000       B/Caa1        GXS Worldwide, Inc., Second Lien Term Loan,
                                13.68%, 12/20/11                                     2,010,000
  448,875       B/B2          Infor Global Solutions European Finance,
                                S.a.r.l., First Lien Lux Term Loan,
                                6.82% - 7.47%, 4/18/11                                 449,717
1,125,000       B/Caa2        Infor Global Solutions European Finance,
                                S.a.r.l., Second Lien Lux Term Loan,
                                10.82% - 11.47%, 4/18/12                             1,154,531
1,000,000       B+/B3         IPC Acquisition Corp., Second Lien Term Loan,
                                11.11%, 8/5/12                                         981,667
1,000,000       NR/B2         Inovis International, Inc, Term Loan,
                                8.0%, 11/15/08                                       1,000,000
  548,625       B/B2          Magellan Holdings, Inc., First Lien U.S. Term
                                Loan, 6.82% - 7.47%, 4/18/11                           549,654
1,875,000       B/Caa2        Magellan Holdings, Inc., Second Lien U.S.
                                Term Loan, 10.82% - 11.34%, 4/18/12                  1,924,219
4,864,167       B+/B3         ON Semiconductor Corp., Tranche G Term
                                Loan, 7.0625%, 12/15/11                              4,896,091
2,000,000       B/B3          RedPrairie Corp., Second Lien Term Loan,
                                13.25%, 5/23/09                                      2,010,000
6,982,500       B+/B1         SunGard Data Systems, Inc. (Solar
                                Capital Corp.), U.S. Term Loan,
                                6.68% - 6.81%, 2/11/13                               7,038,437
3,980,000       B+/B1         Telcordia Technologies, Inc., Term Loan,
                                6.36%, 9/15/12                                       3,951,396
3,646,923       B/B2          Vertafore, First Lien Term Loan,
                                6.94375% - 7.14375%, 12/22/10                        3,683,392
                                                                                 -------------
                                                                                 $  44,498,206
                                                                                 -------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                                 Value

                              Manufacturing - 2.3%
   997,501      B/B2          Brand Services, Inc., Term Loan B,
                                7.02038% - 7.32063%, 1/15/12                        $   1,013,087
 2,000,000      B+/B2         Mueller Group, LLC, Term Loan,
                                6.30438% - 6.65625%, 10/3/12                            2,028,572
 3,368,750      B+/B3         Propex Fabrics, Inc., Term Loan,
                                6.28%, 12/31/11                                         3,377,172
 2,441,154      B+/B1         Unifrax Corp., New Term Loan,
                                6.375%, 3/29/12                                         2,480,823
 2,000,000      B/B2          Wire Rope Corporation of America, Inc.,
                                Secured Term Loan,
                                11.63% - 11.95%, 6/15/11                                2,050,000
                                                                                    -------------
                                                                                    $  10,949,654
                                                                                    -------------
                              Metals & Minerals - 2.5%
 4,468,737      B/B3          Murray Energy Corp., Tranche B Term Loan,
                                7.22%, 1/28/10                                      $   4,493,874
 3,482,500      B-/B3         Trout Coal Holdings, LLC, First Lien Term
                                Loan, 7.22% - 7.33%, 3/23/11                            3,469,441
 3,473,750      B+/B1         Tube City, LLC, First Lien Tranche C Term
                                Loan, 6.97%, 12/31/10                                   3,525,856
                                                                                    -------------
                                                                                    $  11,489,171
                                                                                    -------------
                              Retail - 10.9%
11,471,250      B-/B3         Blockbuster, Inc., Tranche B Term Loan,
                                6.58% - 7.54%, 8/20/11                              $  11,159,656
 4,962,500      B+/B1         Dollarama Group, L.P., Term Loan B,
                                6.49313%, 11/18/11                                      5,043,141
 2,961,854      BBB-/Ba2      General Growth Properties, Inc., Tranche B
                                Term, 6.22%, 11/12/08                                   2,983,327
 3,918,585      B+/B1         Harbor Freight Tools USA, Inc., Term Loan,
                                6.29% - 6.65%, 7/15/10                                  3,961,199
15,374,548      CCC/B3        Home Interiors & Gifts, Inc., Initial Term Loan,
                                9.09%, 3/31/11                                         14,163,802
   997,500      B+/B2         MAPCO Express, Inc./MAPCO Family Centers,
                                Inc., Term Loan, 6.71% - 8.75%, 4/28/11                 1,010,904
 1,187,500      B-/B2         Movie Gallery, Inc., Term Loan A,
                                7.58%, 4/27/10                                          1,138,516
 7,231,875      B-/B2         Movie Gallery, Inc., Term Loan B,
                                7.83%, 4/27/11                                          6,936,142

The accompanying notes are an integral part of these financial statements.   19

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                               Value

                              Retail (continued)
4,000,000       B+/B1         Neiman Marcus Group, Inc., Term Loan,
                                6.475%, 4/6/13                                   $   4,022,728
                                                                                 -------------
                                                                                 $  50,419,415
                                                                                 -------------
                              Service - 3.5%
2,805,000       B/B1          Alliance Laundry Systems, LLC, Term Loan,
                                6.34%, 1/27/12                                   $   2,847,075
  913,636       B/B2          Envirocare of Utah, LLC, New Term Loan,
                                6.95%, 4/13/10                                         926,580
2,978,433       B+/B1         Headwaters, Inc., First Lien Term Loan,
                                6.43% - 8.25%, 4/30/11                               3,006,976
2,404,167       B+/B2         Maxim Crane Works, L.P., First Lien Term
                                Loan, 6.47813% - 9.25%, 1/28/10                      2,438,226
1,000,000       B+/B3         Maxim Crane Works, L.P., Second Lien Term
                                Loan, 9.625%, 1/28/12                                1,026,667
1,861,667       B-/B2         Outsourcing Solutions, Inc., Term Loan,
                                8.72%, 9/30/10                                       1,875,629
3,000,000       B/NR          Penhall International Corp., Second Lien Term
                                Loan, 10.84%, 11/1/10                                2,992,500
1,000,000       B/Caa1        Survey Sampling International, LLC, Second
                                Lien Term Loan, 11.28%, 5/6/12                       1,007,500
                                                                                 -------------
                                                                                 $  16,121,153
                                                                                 -------------
                              Telecommunications - 8.3%
3,000,000       B+/B1         Alaska Communications Systems Holdings,
                                Inc., Term Loan, 6.02038%, 2/1/12                $   3,039,750
5,500,000       CCC/B3        Millennium Digital Media Systems, LLC,
                                Facility Term Loan C,
                                9.12% - 9.5%, 10/31/08                               5,510,312
4,987,557       BB/Ba3        PanAmSat Corp., Tranche B-1 Term Loan,
                                5.85688%, 8/20/11                                    5,052,794
2,000,000       B+/Caa1       Pine Tree Holdings, Inc., Second Lien
                                Tranche B Term Loan, 11.64%, 7/15/13                 2,035,000
2,000,000       BB-/B1        Qwest Corp., Tranche A Loan,
                                9.02%, 6/30/07                                       2,054,166
4,000,000       BB-/B1        Qwest Corp., Tranche B Term Loan,
                                6.95%, 6/30/10 (e)                                   4,032,500
3,943,002       CCC-/B3       RCN Corp., Term Loan,
                                5.6875% - 8.5%, 12/21/11                             3,972,575

20    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------


 Principal             S&P/Moody's
 Amount                Ratings
 USD ($)               (unaudited)                                                             Value

                                  Telecommunications (continued)
  EURO 833,334      BB/B2         SatBirds Finance S.-.r.l., Facility Term Loan
                                    A-1, 4.3966%, 4/4/12                               $   1,000,269
  EURO 833,333      BB/B2         SatBirds Finance S.-.r.l., Facility Term Loan
                                    B-1, 4.8966%, 4/4/13                                     983,354
  EURO 833,333      BB/B2         SatBirds Finance S.-.r.l., Facility Term Loan
                                    B-2, 4.8966%, 4/4/13                                     983,354
EURO 2,500,000      BB/B3         SatBirds Finance S.-.r.l., Second Lien Term
                                    Loan, 6.3966%, 10/4/13                                 2,986,436
     2,041,667      B/B1          United Online, Inc., Term Loan,
                                    6.875% - 7.1875%, 12/13/08                             2,051,875
     4,765,625      NR/NR         WestCom Corp., Tranche B Term Loan,
                                    6.91063% - 6.99313%, 12/17/10                          4,792,432
                                                                                       -------------
                                                                                       $  38,494,817
                                                                                       -------------
                                 Transportation - 7.2%
     4,653,550      B/B2         Affinia Group, Inc., Tranche B Term Loan,
                                   6.4%, 11/30/11                                     $   4,619,812
     2,549,486      B-/Caa2      Carey International, Inc., Second Lien Term
                                   Loan, 12.14% - 13.01%, 5/10/12                         2,422,012
    5,735,625       D/NR         Delphi Corp., Term Loan, 12.5%, 6/14/11                  5,971,027
     3,000,000      NR/NR        Federal-Mogul Corp., DIP Term Loan,
                                   6.875%, 12/9/06                                        3,052,500
EURO 3,000,000      NR/B1        Goodyear Dunlop Tires Europe B.V., Term Loan
                                   Euro, 4.494%, 4/30/10                                  3,545,702
     3,605,440      BB-/B2       Key Plastics, LLC/Key Safety Systems, Inc.,
                                   Term Loan C, 9.75% - 10.15%, 6/24/11                   3,569,386
       875,000      B-/Caa1      Quality Distribution, Inc., PF Letter of Credit
                                   Loan, 3.92038%, 11/13/09                                 879,375
     1,957,577      B-/Caa1      Quality Distribution, Inc., Term Loan,
                                   7.15938% - 7.22%, 11/13/09                             1,967,365
       823,529      B/B2         Rural/Metro Operating Co., LLC, Letter of
                                   Credit Term Loan, 3.94%, 3/4/11                          837,426
     2,847,059      B/B2         Rural/Metro Operating Co., LLC, Term Loan,
                                   6.0375% - 8.25%, 3/4/11                                2,895,103
     1,220,588      B+/B2        SIRVA Worldwide, Inc., Tranche B Term Loan,
                                   7.58% - 7.6%, 12/1/10                                  1,169,730
     2,517,857      B+/B2        Transport Industries, L.P., Term Loan B,
                                   6.5625%, 9/30/11                                       2,533,594
                                                                                      -------------
                                                                                      $  33,463,032
                                                                                      -------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------------

 Principal             S&P/Moody's
 Amount                Ratings
 USD ($)               (unaudited)                                                           Value

                                 Utility - 12.3%
     6,000,000      B/NR         ANP Funding I, LLC, Tranche A Term Loan,
                                   7.57688%, 7/29/10                                 $   6,018,750
     3,873,874      B+/Ba3       Basic Energy Services, L.P., Term Loan B,
                                   6.96% - 9.0%, 10/3/09                                 3,883,559
     5,700,000      B-/B3        Calpine Corp., Second Lien Term Loan,
                                   5.75%, 7/16/07                                        4,377,600
     2,330,146      BB-/Ba2      Cogentrix Delaware Holdings, Inc., Term Loan,
                                   5.78%, 4/14/12                                        2,358,546
     1,658,537      B+/B1        Covanta Energy Corp., Funded Letter of Credit
                                   Loan, 3.85% - 3.89%, 6/24/12                          1,682,378
     1,338,110      B+/B1        Covanta Energy Corp., Term Loan,
                                   9.0%, 6/24/12                                         1,357,345
GBP  1,000,000      NR/NR        Eggborough Power, Ltd., Term Loan,
                                   7.0%, 3/31/22 (e)                                     3,694,411
     1,975,904      B/B3         El Paso Corp., Term Loan, 6.8125%, 11/23/09             1,988,939
     2,985,000      NR/B2        KGEN, LLC, Tranche A Loan,
                                   6.64538%, 8/5/11                                      2,981,269
AUD 10,000,000      NR/NR        Loy Yang Power Projects Pty, Ltd., Second Lien
                                   Term Loan, 5.0%, 5/12/15                              7,364,479
     2,422,226      NR/NR        Mirant Americas Development Capital, LLC,
                                   Term A Loan, 1.25%, 11/5/05 (a)(b)                    2,558,477
       341,899      NR/NR        Mirant Americas Development Capital, LLC,
                                   Term B Loan, 1.25%, 8/31/04 (a)(b)                      361,130
        35,875      NR/NR        Mirant Americas Development Capital, LLC,
                                   Term C Loan, 1.25%, 8/31/04 (a)(b)                       37,893
     2,000,000      NR/NR        Mirant Corp., 03 REV Loan, 3.0%,
                                   7/17/05 (a)(b)                                        2,166,072
     1,556,449      BB-/B1       Pike Electric, Inc., Tranche C Term Loan,
                                   6.4375%, 12/10/12                                     1,575,904
     2,208,031      B/B3         Quachita Power, LLC, Term Loan,
                                   6.97%, 8/17/07                                        2,180,430
     7,458,750      B+/B1        Reliant Energy, Inc., Term Loan,
                                   6.08875% - 6.915%, 4/30/10                            7,470,408
     1,492,500      BB-/Ba2      Texas Genco, LLC, Delayed Draw Term Loan,
                                   5.87% - 6.11375%, 12/14/11                            1,496,581
     3,473,750      BB-/Ba2      Texas Genco, LLC, Initial Term Loan,
                                   5.66938% - 6.11375%, 12/14/11                         3,483,247
                                                                                     -------------
                                                                                     $  57,037,418
                                                                                     -------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                               Value

                              Wireless Communication - 2.4%
  1,979,849     B-/B1         Centennial Cellular Operating Co., Term Loan,
                                6.27038% - 6.83%, 2/9/11                         $   1,990,831
  3,970,000     NR/B1         Cricket Communications, Inc., Term Loan B,
                                6.52038%, 1/10/11                                    4,017,640
  2,000,000     B/B2          Maritime Telecommunications Network, Inc.,
                                First Lien Term Loan, 6.85%, 4/7/11                  2,010,000
  1,000,000     CCC+/B3       MetroPCS Wireless, Inc., First Lien Tranche B
                                Term Loan, 8.25%, 5/27/11                            1,029,167
  2,000,000     B/B2          Ntelos, Inc., Second Lien Term Loan,
                                9.03%, 2/24/12                                       2,008,334
                                                                                 -------------
                                                                                 $  11,055,972
                                                                                 -------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $649,808,865)                                $ 649,103,665
                                                                                 -------------
                              CORPORATE NOTES - 6.4% of Net Assets
                              Broadcasting - 0.2%
  1,000,000     B-/B1         Paxson Communications Corp., 6.9%,
                                1/15/10 (144A) (c)                               $   1,002,500
                                                                                 -------------
                              Chemicals - 1.0%
  4,500,000     CCC+/B3       Constar International, Inc., 7.715%,
                                2/15/12 (c)                                      $   4,410,000
                                                                                 -------------
                              Consumer Non-Durables - 1.3%
  6,000,000     B-/Caa2       Levi Strauss & Co., 8.80438%, 4/1/12 (c)           $   6,075,000
                                                                                 -------------
                              Energy - 0.5%
  2,000,000     B-/B2         Secunda International, Ltd., 12.15%,
                                9/1/12 (c)                                       $   2,100,000
                                                                                 -------------
                              Food & Drug - 0.3%
  2,000,000     CCC-/Caa3     Duane Reade, Inc., 9.75%, 8/1/11                   $   1,380,000
                                                                                 -------------
                              Gaming & Leisure - 0.6%
  3,000,000     B-/Caa1       Trump Entertainment Resorts, Inc.,
                                8.5%, 6/1/15                                     $   2,910,000
                                                                                 -------------
                              Healthcare - 0.8%
  2,000,000     NR/NR         Duloxetine Pharma, 13.0%, 10/15/13 (144A)          $   2,000,000
  2,000,000     B/B3          Elan Finance PLC/Elan Finance Corp.,
                                8.34%, 11/15/11 (c)                                  1,860,000
                                                                                 -------------
                                                                                 $   3,860,000
                                                                                 -------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Floating Rate Trust

--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/05                                   (continued)
--------------------------------------------------------------------------

 Principal      S&P/Moody's
 Amount         Ratings
 USD ($)        (unaudited)                                                              Value

                              Housing - 0.4%
2,000,000       B/B3          Builders FirstSource, Inc., 8.59%, 2/15/12 (c)     $   2,030,000
                                                                                 -------------
                              Retail - 0.4%
2,000,000       B/B2          Finlay Fine Jewelry Corp., 8.375%, 6/1/12          $   1,800,000
                                                                                 -------------
                              Wireless Communication - 0.9%
5,000,000       NR/Caa2       Clearwire Corp., 11.0%, 8/15/10                    $   4,249,439
                                                                                 -------------
                              TOTAL CORPORATE NOTES
                              (Cost $30,375,565)                                 $  29,816,939
                                                                                 -------------
    Shares
                              WARRANTS - 0.2% of Net Assets
                              Gaming & Leisure - 0.0%
   13,873                     OpBiz, LLC, Term A, Exp. 8/31/10 (d)               $           -
       32                     OpBiz, LLC, Term B, Exp. 8/31/10 (d)                           -
                                                                                 -------------
                                                                                 $           -
                                                                                 -------------
                              Wireless Communication - 0.2%
  400,000                     Clearwire Corp., Exp. 8/15/10 (d)                  $     748,000
                                                                                 -------------
                              TOTAL WARRANTS
                              (Cost $0)                                          $     748,000
                                                                                 -------------

 Principal
 Amount
 USD ($)
                          TEMPORARY CASH INVESTMENT - 5.6% of Net Assets
                          Repurchase Agreement - 5.6%
 26,000,000               UBS Warburg, Inc., 3.8%, dated 11/30/05,
                          repurchase price of $26,000,000 plus
                          accrued interest on 12/1/05 collateralized by
                          $26,740,000 U.S. Treasury Bills,
                          3.8%, 2/16/06                                    $  26,000,000
                                                                           -------------
                          TOTAL TEMPORARY CASH INVESTMENT
                          (Cost $26,000,000)                               $  26,000,000
                                                                           -------------
                          TOTAL INVESTMENTS IN SECURITIES - 152.0%
                          (Cost $706,184,430) (f)                          $ 705,668,604
                                                                           -------------
                          OTHER ASSETS AND LIABILITIES - (1.4)%            $  (6,673,830)
                                                                           -------------
                          PREFERRED SHARES AT REDEMPTION
                          VALUE, INCLUDING DIVIDENDS
                          PAYABLE - (50.6)%                                $(234,671,224)
                                                                           -------------
                          NET ASSETS APPLICABLE TO COMMON
                          SHAREOWNERS - 100.0%                             $ 464,323,550
                                                                           =============

24    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------

--------------------------------------------------------------------------

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2005 the value of these securities amounted to $3,002,500 or 0.6% of net assets applicable to common shareowners.


(a)    Security is in default and is non-income producing.


(b)    Security is under protection of the Federal bankruptcy court.


(c)    Floating Rate Note. The rate shown is the coupon rate at period end.


(d)    Non-income producing security.


(e)    Fixed Rate Senior Loan.

(f)    At November 30, 2005, the net unrealized loss on investments based on cost for federal income tax purposes of $706,221,055 was as follows:
       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                                             $  5,191,377
       Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                                               (5,743,828)
                                                                                                 ------------
       Net unrealized loss                                                                       $   (552,451)
                                                                                                 ============
       For financial reporting purposes net unrealized loss on investments was $(515,826) and cost of investments aggregated $706,184,430.

Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 2005, aggregated $1,037,199,617 and $355,124,423, respectively.

Glossary of Terms:
DIP - Debtor-In-Possession

Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.   25

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/05
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (cost $706,184,430)             $705,668,604
  Cash                                                                   9,503,504
  Foreign currencies, at value (cost $12,085,161)                       11,587,094
  Receivables -
    Investment securities sold                                           4,523,760
    Paydown                                                                341,523
    Interest and foreign tax reclaim                                     6,035,098
    Commitment fees                                                         12,081
  Unrealized appreciation on unfunded corporate loans                       78,995
  Prepaid expenses                                                          18,484
                                                                      ------------
     Total assets                                                     $737,769,143
                                                                      ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                   $ 38,066,949
  Due to affiliate                                                         435,251
  Unamortized facility fee                                                 110,901
  Accrued expenses                                                         161,268
                                                                      ------------
     Total liabilities                                                $ 38,774,369
                                                                      ------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to
    9,380 shares, including dividends payable of $171,224             $234,671,224
                                                                      ------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                     $460,987,677
  Undistributed net investment income                                    2,701,834
  Accumulated net realized gain on investments and foreign
    currency transactions                                                1,134,392
  Net unrealized loss on investments                                      (436,831)
  Net unrealized loss on foreign currency assets and liabilities
    denominated in foreign currencies                                      (63,522)
                                                                      ------------
     Net assets applicable to common shareowners                      $464,323,550
                                                                      ============
NET ASSET VALUE PER SHARE:
  No par value, (unlimited number of shares authorized)
     Based on $464,323,550/24,330,240 common shares                   $      19.08
                                                                      ============

26    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period 12/23/04 (commencement of operations) to 11/30/05

INVESTMENT INCOME:
  Interest                                            $37,116,221
  Facility and other fees                                 266,194
                                                      -----------
    Total investment income                                             $ 37,382,415
                                                                        ------------
EXPENSES:
  Management fees                                     $ 4,099,337
  Administrative fees and reimbursement                   391,180
  Transfer agent fees and expenses                         31,605
  Auction agent fees                                      416,072
  Custodian fees                                           63,651
  Registration fees                                        27,984
  Organization costs                                       40,000
  Professional fees                                        93,219
  Printing expenses                                        17,728
  Trustees' fees                                           15,178
  Pricing fees                                             58,508
  Miscellaneous                                            43,703
                                                      -----------
    Total expenses                                                      $  5,298,165
     Reimbursement of organization costs                                     (40,000)
                                                                        ------------
    Net expenses                                                        $  5,258,165
                                                                        ------------
     Net investment income                                              $ 32,124,250
                                                                        ------------
REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                       $    50,445
    Foreign currency contracts and other assets
     and liabilities denominated in foreign
     currencies                                          (435,742)      $   (385,297)
                                                      -----------       ------------
  Net unrealized gain (loss) on:
    Investments                                       $  (515,826)
    Unfunded corporate loans                               78,995
    Foreign currency contracts and other assets and
     liabilities denominated in foreign currencies        (63,522)      $   (500,353)
                                                      -----------       ------------
     Net loss on investments and foreign
       currency transactions                                            $   (885,650)
                                                                        ------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME                                                   $ (5,523,772)
                                                                        ------------
  Net increase in net assets applicable to common
    shareowners resulting from operations                               $ 25,714,828
                                                                        ============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Period 12/23/04 (Commencement of Operations) to 11/30/05

                                                                12/23/04
                                                                   to
                                                                11/30/05
FROM OPERATIONS:
  Net investment income                                    $ 32,124,250
  Net realized loss on investments and foreign
    currency transactions                                      (385,297)
  Net unrealized loss on investments and foreign
    currency transactions                                      (500,353)
  Distributions to preferred shareowners from net
    investment income                                        (5,523,772)
                                                           ------------
    Net increase in net assets applicable to
     common shareowners                                    $ 25,714,828
                                                           ------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income ($0.92 per share)                  $(22,378,955)
                                                           ------------
    Total dividends to common shareowners                  $(22,378,955)
                                                           ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares          $430,705,000
  Net proceeds from underwriters' over-allotment
    option exercised                                         33,902,500
  Common share offering expenses charged to
    paid-in capital                                            (973,000)
  Preferred share offering expenses charged to
    paid-in capital                                          (2,746,907)
                                                           ------------
    Net increase in net assets applicable to
     common shareowners resulting from Trust
     share transactions                                    $460,887,593
                                                           ------------
    Net increase in net assets applicable to
     common shareowners                                    $464,223,466
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Beginning of period                                           100,084
                                                           ------------
  End of period (including undistributed net investment
    income of $2,701,834)                                  $464,323,550
                                                           ============

28    The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/05
--------------------------------------------------------------------------------

                                                                                          12/23/04(b)
                                                                                              to
                                                                                           11/30/05
Per Common Share Operating Performance
Net asset value, beginning of period                                                      $  19.10(c)
                                                                                           --------
Increase (decrease) from investment operations:(a)
 Net investment income                                                                        1.33
 Net realized and unrealized loss on investments and foreign currency transactions           (0.05)
 Distributions to preferred shareowners from:
   Net investment income                                                                     (0.23)
                                                                                           --------
 Net increase from investment operations                                                  $   1.05
Distributions to common shareowners from:
 Net investment income                                                                       (0.92)
Capital charge with respect to issuance of:
 Common shares                                                                               (0.04)
 Preferred shares                                                                            (0.11)
                                                                                           --------
Net decrease in net asset value                                                           $  (0.02)
                                                                                           --------
Net asset value, end of period(d)                                                         $  19.08
                                                                                           ========
Market value, end of period(d)                                                            $  17.14
                                                                                           ========
Total return(e)                                                                              (9.76)%
Ratios to average net assets of common shareowners
 Net expenses(f)                                                                              1.23%(g)
 Net investment income before preferred share dividends(f)                                    7.52%(g)
 Preferred share dividends                                                                    1.29%(g)
 Net investment income available to common shareowners                                        6.23%(g)
Portfolio turnover                                                                              61%
Net assets of common shareowners, end of period (in thousands)                            $464,324
Preferred shares outstanding (in thousands)                                               $234,500
Asset coverage per preferred share, end of period                                         $74,520
Average market value per preferred share                                                  $25,000
Liquidation value, including dividends payable, per preferred share                       $25,018
Ratios to average net assets of common shareowners before reimbursement of organization expenses
 Net expenses(f)                                                                              1.24%(g)
 Net investment income before preferred share dividends(f)                                    7.51%(g)
 Preferred share dividends                                                                    1.29%(g)
 Net investment income available to common shareowners                                        6.22%(g)

(a) The per share data presented above is based upon the average common shares outstanding for the period presented.
(b)  Trust shares were first publicly offered on December 23, 2004.
(c) Net asset value immediately after the closing of the first public offering was $19.06.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(f) Ratios do not reflect the effect of dividend payments to preferred shareowners.
(g)  Annualized.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.   29

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware business trust on October 6, 2004. Prior to commencing operations on December 23, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("PIM"), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 5,240 shares of beneficial interest at an aggregate purchase price of $100,084. PIM has paid all the Trust's organizational expenses and has paid the amount by which the aggregate offering costs (other than the sales load) exceeded $0.04 per share of the common share offering. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The Trust invests primarily in senior floating rate loans ("Senior Loans"). The Trust may also invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds. The Trust may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality. Information regarding the Trust's principal investment risks is contained in the Trust's Prospectus(es). Please refer to these documents when considering the Fund's risks.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investments in high yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior Loans are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such Senior Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If Loan Pricing Corporation does not provide a value for the Senior Loans, the investment sub-adviser will value the Senior Loans at fair value, which is intended to approximate market value.

     Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities for which quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may also use the fair value of a security, including a non U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At November 30, 2005, the Trust held no fair valued securities. Temporary cash investments are valued at amortized cost.

     Discount and premium on debt securities are accreted or amortized daily, respectively, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

     The Trust's investments in foreign markets or countries with limited developing markets may subject the Trust to greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2005, the Trust reclassified $1,519,689 to decrease undistributed net investment income and to increase accumulated net realized gain on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

     The tax character of current year distributions paid to common and preferred shareowners during the period ended November 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                   2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                               $27,902,727
  Long-term capital gain                                                  -
                                                                -----------
Total taxable distribution                                      $27,902,727
                                                                ===========
--------------------------------------------------------------------------------

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2005.

--------------------------------------------------------------------------------
                                                                   2005
--------------------------------------------------------------------------------
Undistributed ordinary income                                   $4,044,075
Distributions payable                                             (171,224)
Unrealized depreciation                                           (536,978)
                                                                ----------
  Total                                                         $3,335,873
                                                                ==========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

D.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E.   Automatic Dividend Reinvestment Plan

     All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time by notifying Mellon Investor Services LLC, the agent for shareowners in administering the Plan (the "Plan Agent"), prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.   Management Agreement

The Trust has entered into an advisory agreement with PIM. Management fees are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" is the average daily value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares. At November 30, 2005, $435,251 was payable to PIM related to management fees.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. For the year period ended November 30, 2005, the Trust recorded $35,000 in reimbursement and is included in "Administration fees and reimbursement" on the Statement of Operations.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

PIM has engaged Highland Capital Management, L.P. to act as the Trust's investment sub-adviser ("Sub-adviser") and manage the Trust's investments. Under the terms of the sub-advisory agreement, for its services, the Sub-adviser is entitled to a sub-advisory fee from PIM at an annual rate of 0.35% of the Trust's average daily managed assets. The fee is paid monthly in arrears. The Trust does not pay a fee to the Sub-adviser.

The Trust has entered into an administration agreement with PIM pursuant to which PIM will provide certain administrative and accounting services to the Trust. PIM has appointed Princeton Administrators, L.P. ("Princeton") as the sub-administrator to the Trust to perform certain of PIM's administration and accounting obligations to the Trust. Under the administration agreement, the Trust pays PIM a monthly fee equal to 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million. PIM and not the Trust, is responsible for paying the fees of Princeton, which is affiliated with Merrill, Lynch & Co.

Also, PIM has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses [excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Code or any other non-recurring or non-operating expenses] to 0.95% of the Trust's average daily managed assets. The dividend on any preferred shares is not an expense for this purpose. For the period ended November 30, 2005, the Trust's expenses were not reduced under such arrangements.

3.   Forward Foreign Currency Contracts

The Trust may enter into any contracts that obligate the Trust to deliver currencies at specified future dates. At the maturity of a contract, the Trust must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Trust may close out such contracts by entering into an offsetting hedge contract. At November 30, 2005, the Trust had no outstanding portfolio hedges or forward currency settlement contracts.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   Unfunded Loan Commitments:

As of November 30, 2005, the Trust had unfunded loan commitments of approximately $6,054,000, which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                   Unfunded
                                                                 Commitment
Borrower                                                     (in thousands)
--------------------------------------------------------------------------------
Covanta Energy Corp., Revolver                                   $1,000
Cricket Communications, Inc., Revolver                           $1,000
DeCrane Aircraft Holdings, Inc., Revolver                        $1,000
Eastman Kodak Co., Delayed Draw                                  $1,177
Transport Industries, L.P., Delayed Draw                         $  482
Trump Entertainment Resorts Holdings, L.P.,
  Delayed Draw                                                   $  998
Warner Chilcott Co., Inc., Donovex Delayed Draw                  $  331
Warner Chilcott Co., Inc., Dovobet Delayed Draw                  $   66

5.   Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares ("AMPS"). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

6.   Trust Shares

There are an unlimited number of common shares of beneficial interest authorized. Of the 24,330,240 common shares of beneficial interest outstanding at November 30, 2005, PIM owned 5,240 shares.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/05                             (continued)
--------------------------------------------------------------------------------

Transactions in common shares of beneficial interest for the period December 23, 2004 (commencement of investment operations) to November 30, 2005 were as follows:

--------------------------------------------------------------------------------
Shares issued in connection with
  initial public offering                                       22,550,000
Shares issued from underwriters' over-allotment
  option exercised                                               1,775,000
Shares outstanding at beginning of period                            5,240
                                                                ----------
  Shares outstanding at end of period                           24,330,240
                                                                ==========
--------------------------------------------------------------------------------

Offering costs of $973,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On March 28, 2005, the Trust reclassified and issued 9,380 common shares into three series of AMPS as follows: Series M7-3,130, Series W7-3,125 and Series TH7-3,125. Offering costs of $401,907 and underwriting discounts of $2,345,000 have been charged to paid-in capital.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. Dividend rates ranged from 2.98% to 4.00% during the period ended November 30, 2005.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

7.   Subsequent Event

Subsequent to November 30, 2005, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.115 per common share and from net short term capital gains of $0.048453 per common share payable December 30, 2005, to common shareowners of record on December 12, 2005.

For the period December 1, 2005 to December 31, 2005, dividends declared on preferred stock totaled $753,310 in aggregate for the three outstanding preferred share series.

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Pioneer Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Trust (the "Trust") as of November 30, 2005, and the related statements of operations, changes in net assets and the financial highlights for the period from December 23, 2004 (commencement of operations) to November 30, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2005, the results of its operations, changes in net assets and the financial highlights for the period from December 23, 2004 (commencement of operations) to November 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernst + Young LLP


Boston, Massachusetts
January 20, 2006

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

During the period, except as discussed below, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by the shareowners. Except as discussed below, there have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(C) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Additional Information Regarding the Trust's Investment Policies

The Trust's Board of Trustees has authorized the Trust to enter into cross currency interest rate swaps and invest in commercial mortgage-backed securities.

Cross Currency Interest Rate Swaps

The Trust may, but is not required to, use various currency and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Board has authorized the use of cross currency interest rate swaps, in addition to other instruments that the Fund may use for these purposes.

A swap contract is an agreement to exchange the return generated by one instrument for another. Payment streams typically are calculated by reference to a specified rate, such as an index, interest or currency rate, for an agreed upon transaction amount and time period. For example, with an interest rate swap, the Trust might agree to swap the return generated by a floating interest rate for the return generated by a fixed interest rate. The Trust might enter into such a transaction if the Trust's subadviser anticipated that the prevailing floating rate was likely to decline and believed that converting it to a fixed rate would enhance the Trust's return. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. The Trust might use a currency swap to lock in the exchange rate on the principal of a loan

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

denominated in euro if the subadviser believed that the value of the euro might decline relative to the U.S. dollar.

Cross currency interest rate swap agreements combine features of currency swap agreements and interest rate swap agreements. The cross currency interest rate swaps in which the Trust may enter generally will involve both the exchange of currency and the payment of interest streams with reference to one currency based on a specified index in exchange for receiving interest streams with reference to the other currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon transaction amount. For example, the payment stream on a specified amount of euro based on a European market floating rate might be exchanged for a U.S. oriented floating rate on the same principal amount converted into U.S. dollars.

The risks of various types of swap agreements, strategic transactions and derivatives are described in the Trust's prospectus. The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of currency and interest rates in general, the Trust's use of cross currency interest rate swaps could enhance or harm the Trust's overall performance. To the extent there are lower prevailing interest rates or currency valuations in the local market relative to those in the U.S., the value of the swap could decline, which could result in a decline in the Trust's net asset value.

In connection with these transactions, the Trust relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party, the Trust would have contractual remedies, but could incur delays in obtaining, or be unable to obtain, the expected benefit of the transaction. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its delivery obligations.

Although the Trust may enter into currency-related transactions to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Trust than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Trust's portfolio holdings of securities and the instruments that the Trust uses to hedge interest rate or currency exposure. An imperfect correlation of this type may prevent the

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trust from achieving the intended hedge or expose the Trust to the risk of currency exchange loss.

Mortgage-Backed Securities

The Trust may invest in mortgage-backed and mortgage-related securities, including securities with respect to which the underlying mortgages are on commercial properties. These securities may include mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMICs"), pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities, principal only mortgage-backed securities, commercial mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Trust's portfolio at the time the Trust receives the payments for reinvestment (prepayment risk). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security (extension risk). To the extent the Trust invests significantly in mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Trust buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Trust's principal investment to the extent of the premium paid.

Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Trust's management contract (the "Management Contract") between the Trust and Pioneer Investment Management, Inc., the Trust's adviser (the "Investment Adviser"). The Investment Adviser has retained Highland Capital Management, L.P. (the "Sub-adviser") to act as sub-adviser to the Trust pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Trust to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Trust and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Trust.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Trust and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Trust, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Trust or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Trust. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Trust, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the Fund invests, (iii) the procedures employed to determine the value of

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

each of the Trust's assets, (iv) the Investment Adviser's management of the relationships with the Trust's unaffiliated service providers, (v) the record of compliance with the Trust's investment policies and restrictions and with the Trust's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the Trust's prospectus and reports to shareowners, (viii) the investment and compliance staff and operations of the Subadviser, (ix) an analyses of the benefits and costs of the use of leverage through the issuance of the Trust's preferred shares and the sensitivity of such analysis to changes in interest rates and (x) the discount or premium of the market price of the Trust's common stock relative to its net asset value and measures that are or could be taken to address any discount.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for the year to date period ended June 30, 2005 for the Trust and a peer group selected by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser and the Sub-adviser, (4) expense ratios for the Trust and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's and the Sub-adviser's financial results and condition, including, in the case of the Investment Adviser, its and certain of its affiliates profitability from services performed for the Trust,
(7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Trust's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered what was believed to be the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the Trust's net assets attributed to its common shares was comparable relative to other closed-end funds with similar investment approaches.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Trust's investment objectives and regulatory requirements. The Trustees also reviewed the Trust's investment performance based upon total return, as well as the Trust's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Trust's performance, based upon total return, was in the first quintile of the peer group for the year to date period ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees considered the yield (gross of expenses) to the Trust's common shareholders compared to the yield (as of June 30, 2005) of the CFSB Leveraged Loan index. The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded the Trust had conducted investment operations for too short a period to evaluate performance.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Trust and the Trust's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     Trustees considered the number, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Trust, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Trust well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Trustees noted that, although the peer group was small, the Trust's management fee was the lowest in the peer group. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Trust's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Trustees noted that, although the peer group was small, the Trust's expense ratio was favorable compared to the expense ratios of the peer funds. The Trustees concluded that

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     the Trust's overall expense ratio (after expense limitations) was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer funds, including details with respect to the Trust. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Trust. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Trust's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer funds, including the financial results derived from the Trust, bear a reasonable relationship to the services rendered and are fair for the management of the Trust.

G. Economies of Scale. The Trustees considered whether the Trust has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Since the Trust is a closed-end fund and its size is relatively stable and at the level of assets that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Trust, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Trust and the Pioneer funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Trust.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

Conclusion. The Trustees, in light of the Investment Adviser's and Sub-adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Trust and the Sub-advisory Agreement are fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Investment Sub-Advisor
Highland Capital Management, L.P.

Sub-Administrator
Princeton Administrators, L.P.

Trustees and Officers The Trust's Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trust's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Trust's statement of additional information provides more detailed information regarding the Trust's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held         Length of Service
Name and Age                With the Trust         and Term of Office
John F. Cogan, Jr. (79)*    Chairman of the        Trustee since
                            Board,                 November, 2004.
                            Trustee and President  Term expires in 2007.

-----------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**       Trustee and            Trustee since
                            Executive Vice         June, 2003.
                            President              Term expires in 2005.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------


                                                                                      Other Directorships Held
Name and Age                Principal Occupation During Past Five Years               by this Trustee
John F. Cogan, Jr. (79)*    Deputy Chairman and a Director of Pioneer Global          Chairman and Director of
                            Asset Management S.p.A. ("PGAM"); Non-Executive           ICI Mutual Insurance
                            Chairman and a Director of Pioneer Investment             Company; Director
                            Management USA Inc. ("PIM-USA"); Chairman and a           of Harbor Global
                            Director of Pioneer; Director of Pioneer Alternative      Company, Ltd.
                            Investment Management Limited (Dublin); President and
                            a Director of Pioneer Alternative Investment Management
                            (Bermuda) Limited and affiliated funds; President and
                            Director of Pioneer Funds Distributor, Inc. ("PDF");
                            President of all of the Pioneer Funds; and of Counsel
                            (since 2000, partner prior to 2000), Wilmer Cutler
                            Pickering Hale and Dorr LLP (counsel to PIM-USA and the
                            Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**       President and Chief Executive Officer, PIM-USA since      None
                            May 2003 (Director since January 2001); President and
                            Director of Pioneer since May 2003; Chairman and
                            Director of Pioneer Investment Management Shareholder
                            Services, Inc. ("PIMSS") since May 2003; Executive
                            Vice President of all of the Pioneer Funds since June
                            2003; Executive Vice President and Chief Operating
                            Officer of PIM-USA, November 2000 to May 2003.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                             Positions Held         Length of Service
Name, Age and Address        With the Trust         and Term of Office
David R. Bock (61)**         Trustee                Trustee since
3050 K. Street NW,                                  October, 2004.
Washington, DC 20007                                Term expires in 2007.
--------------------------------------------------------------------------------
Mary K. Bush (57)            Trustee                Trustee since
3509 Woodbine Street,                               November, 2004.
Chevy Chase, MD 20815                               Term expires in 2006.
--------------------------------------------------------------------------------
Margaret B.W. Graham (58)    Trustee                Trustee since
1001 Sherbrooke Street West,                        November, 2004.
Montreal, Quebec, Canada                            Term expires in 2005.
H3A 1G5
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address        Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (61)**         Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,           Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007         (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                             Advisors (boutique merchant bank) (1995 - 2000; 2002         affordable housing
                             to 2004); Executive Vice President and Chief Financial       finance company);
                             Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                             company) (2000 - 2002).                                      Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)            President, Bush International (international financial       Director of Brady
3509 Woodbine Street,        advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                     identification and
                                                                                          specialty coated
                                                                                          material products
                                                                                          manufacturer),
                                                                                          Millennium Chemicals,
                                                                                          Inc. (commodity
                                                                                          chemicals), Mortgage
                                                                                          Guaranty Insurance
                                                                                          Corporation, and R.J.
                                                                                          Reynolds Tobacco
                                                                                          Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting    None
1001 Sherbrooke Street West,   firm); Professor of Management, Faculty of Management,
Montreal, Quebec, Canada       McGill University.
H3A 1G5
------------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                                Positions Held     Length of Service
Name, Age and Address           With the Trust     and Term of Office
Marguerite A. Piret (57)        Trustee            Trustee since
One Boston Place, 28th Floor,                      November, 2004.
Boston, MA 02108                                   Term expires in 2006.
--------------------------------------------------------------------------------
Stephen K. West (77)            Trustee            Trustee since
125 Broad Street,                                  November, 2004.
New York, NY 10004                                 Term expires in 2007.
--------------------------------------------------------------------------------
John Winthrop (69)              Trustee            Trustee since
One North Adgers Wharf,                            November, 2004.
Charleston, SC 29401                               Term expires in 2005.
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (57)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West (77)            Senior Counsel, Sullivan & Cromwell, (law firm)           Director, The Swiss
125 Broad Street,                                                                         Helvetia Fund, Inc.
New York, NY 10004                                                                        (closed-end investment
                                                                                          company) and
                                                                                          AMVESCAP PLC
                                                                                          (investment managers)
-------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (57)     Secretary             Since October, 2004.
                                                   Serves until her
                                                   successor is chosen
                                                   and qualified, or until
                                                   her resignation or
                                                   removal by the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Secretary   Since October, 2004.
                                                   Serves until his
                                                   successor is chosen
                                                   and qualified, or until
                                                   his resignation or
                                                   removal by the Board.
--------------------------------------------------------------------------------
David C. Phelan (48)         Assistant Secretary   Since October, 2004.
                                                   Serves until his
                                                   successor is chosen
                                                   and qualified, or until
                                                   his resignation or
                                                   removal by the Board.
--------------------------------------------------------------------------------

                                                                                        Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                by this Officer
Dorothy E. Bourassa (57)     Secretary of PIM-USA; Senior Vice President - Legal        None
                             of Pioneer; and Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003).
-------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40)   Assistant Vice President and Senior Counsel of             None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001); and Assistant Secretary of all Pioneer Funds since
                             September 2003.
-------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;        None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003.
-------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

                        Positions Held        Length of Service
Name and Age            With the Trust        and Term of Office
Vincent Nave (60)       Treasurer             Since October, 2004.
                                              Serves until his
                                              successor is chosen
                                              and qualified, or until
                                              his resignation or
                                              removal by the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (46)    Assistant Treasurer   Since November,
                                              2004. Serves until his
                                              successor is chosen
                                              and qualified, or until
                                              his resignation or
                                              removal by the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (40)   Assistant Treasurer   Since October, 2004.
                                              Serves until his
                                              successor is chosen
                                              and qualified, or until
                                              his resignation or
                                              removal by the Board.
--------------------------------------------------------------------------------


                                                                               Other Directorships Held
Name and Age            Principal Occupation During Past Five Years            by this Officer
Vincent Nave (60)       Vice President - Fund Accounting, Administration       None
                        and Custody Services of Pioneer; and Treasurer of all
                        of the Pioneer Funds.
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)    Deputy Treasurer of Pioneer since 2004; Treasurer      None
                        and Senior Vice President, CDC IXIS Asset
                        Management Services from 2002 to 2003; Assistant
                        Treasurer and Vice President, MFS Investment
                        Management from 1997 to 2002; and Assistant
                        Treasurer of all of the Pioneer Funds since
                        November 2004.
-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)   Assistant Vice President - Fund Accounting,            None
                        Administration and Custody Services of Pioneer; and
                        Assistant Treasurer of all of the Pioneer Funds.
-----------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Gary Sullivan (47)           Assistant Treasurer   Since October, 2004.
                                                   Serves until his
                                                   successor is chosen
                                                   and qualified, or until
                                                   his resignation or
                                                   removal by the Board.
--------------------------------------------------------------------------------
Katherine Kim Sullivan (31)  Assistant Treasurer   Since October, 2004.
                                                   Serves until her
                                                   successor is chosen
                                                   and qualified, or until
                                                   her resignation or
                                                   removal by the Board.
--------------------------------------------------------------------------------
Martin J. Wolin (38)         Chief Compliance      Since October, 2004.
                             Officer               Serves until his
                                                   successor is chosen
                                                   and qualified, or until
                                                   his resignation or
                                                   removal by the Board.



The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in
Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.



                                                                                     Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years             by this Officer
Gary Sullivan (47)           Fund Accounting Manager - Fund Accounting,              None
                             Administration and Custody Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds since
                             May 2002.
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (31)  Fund Administration Manager - Fund Accounting,          None
                             Administration and Custody Services since June
                             2003; Assistant Vice President - Mutual Fund
                             Operations of State Street Corporation from June
                             2002 to June 2003 (formerly Deutsche Bank Asset
                             Management); Pioneer Fund Accounting, Administration
                             and Custody Services (Fund Accounting Manager
                             from August 1999 to May 2002); and Assistant
                             Treasurer of all Pioneer Funds since September
                             2003.
-----------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)         Chief Compliance Officer of Pioneer (Director of        None
                             Compliance and Senior Counsel from November 2000
                             to September 2004); and Chief Compliance Officer
                             of all of the Pioneer Funds since 2004.
-----------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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58

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                                                                              59

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60
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                             1-800-710-0935

Telecommunications Device for the Deaf (TDD)                    1-800-231-5469

Or write to Mellon Investor Services LLC:


For                                                     Write to
General inquiries, lost dividend checks                 P.O. Box 3315
                                                        South Hackensack, NJ
                                                        07606-1915

Change of address, account consolidation                P.O. Box 3316
                                                        South Hackensack, NJ
                                                        07606-1916

Lost stock certificates                                 P.O. Box 3317
                                                        South Hackensack, NJ
                                                        07606-1917

Stock transfer                                          P.O. Box 3312
                                                        South Hackensack, NJ
                                                        07606-1912

Dividend reinvestment plan (DRIP)                       P.O. Box 3338
                                                        South Hackensack, NJ
                                                        07606-1938

For additional information, please contact your investment advisor or visit our web site www.pioneerfunds.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer-Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has signed such certification.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the initial and updated filings of its Form N-2 and issuance of various comfort and bring down letters letters, totaled approximately $83,500 in 2005.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Trust's audit-related services totaled approximately $14,500 in 2005. These services included issuance of agreed upon procedures report to the rating agencies.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return, totaled $6,800 in 2005.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal year ended November 30, 2005 and 2004.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER TrustS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Trusts recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Trusts recognize that a Trust's independent auditors: 1) possess knowledge of the Trusts, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Trust personnel and processes, and 3) have expertise that has value to the Trusts. As a result, there are situations where it is desirable to use the Trust's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Trusts when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Trust shall also constitute approval for any other Trust whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Trust's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Trusts     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Trust shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the Trust fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Trust's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Trust   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Trust's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the Trust fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Trust's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Trust     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Trust's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Trust's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Trust.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the Trust fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Trust's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Trusts and the Trust's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2005 and 2004, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $21,300 in 2005.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Trust's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Trusts investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Trust in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Trust has been impaired or that it is disqualified from acting as independent auditors to the Trust.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1





ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable, the Fund does not invest in voting securities.



Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of the date of this report, day-to-day management of the fund's portfolio is the responsibility of Mark Okada and Joe Dougherty. Mr. Okada, Executive Vice President and Chief Investment Officer, joined Highland in 1993. Mr. Dougherty, Senior Vice President and Senior Portfolio Manager, joined Highland in 1998.

(a)(2)

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of      Total Assets        Number of Accounts        Assets Managed
Manager                                Accounts       Managed             Managed for which         for which
                                       Managed        (millions)          Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
                                                                                                       (millions)
-----------------------------------------------------------------------------------------------------------------------
Mark Okada            Other Registered     7          $4,080                 0                            N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment          20          $8,028                 10                          $4,939
                      Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       0           N/A                   0                            N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account  Number of       Total Assets       Number of Accounts        Assets Managed
Manager                                Accounts        Managed            Managed for which         for which
                                       Managed         (millions)         Advisory Fee is           Advisory Fee is
                                                                          Performance-Based         Performance-Based
                                                                                                       (millions)
-----------------------------------------------------------------------------------------------------------------------
Joe Dougherty         Other Registered    7           $4,080                0                           N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled        1           $236                  0                           N/A
                      Investment
                      Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts      0            N/A                  0                           N/A
-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. The fund's investment sub-adviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

(a)(3)

Compensation of Portfolio Managers. Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          o Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

          o Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)

Share Ownership by Portfolio Managers. The following table indicates as of November 30, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

--------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
--------------------------------------------------------------------------------
Mark Okada                               D
--------------------------------------------------------------------------------
Joe Dougherty                            C
--------------------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.




Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  January 30, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 30, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 30, 2006

* Print the name and title of each signing officer under his or her signature.